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                                                                    EXHIBIT 99.1

                                MASCO CORPORATION
                       2005 LONG TERM STOCK INCENTIVE PLAN

SECTION 1. PURPOSES.

      The purposes of the 2005 Long Term Stock Incentive Plan (the "PLAN") are to encourage selected employees of and consultants to Masco Corporation (the "COMPANY") and its Affiliates to acquire a proprietary interest in the Company in order to create an increased incentive to contribute to the Company's future success and prosperity, and enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom the sustained progress, growth and profitability of the Company depend, thus enhancing the value of the Company for the benefit of its stockholders.

SECTION 2. DEFINITIONS.

      As used in the Plan, the following terms shall have the meanings set forth below:

            (a) "AFFILIATE" shall mean any entity in which the Company's direct or indirect equity interest is at least twenty percent, and any other entity in which the Company has a significant direct or indirect equity interest, whether more or less than twenty percent, as determined by the Committee.

            (b) "AWARD" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, or Dividend Equivalent granted under the Plan.

            (c) "AWARD AGREEMENT" shall mean any agreement, contract or other instrument or document evidencing any Award granted under the Plan.

            (d) "BOARD" shall mean the Board of Directors of the Company.

            (e) "CHANGE IN CONTROL" shall mean at any time during a period of twenty-four consecutive calendar months, the individuals who at the beginning of such period constitute the Company's Board, and any new directors (other than Excluded Directors, as hereinafter defined), whose election by such Board or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason ceasing to constitute at least a majority of the members thereof. For purposes hereof, "EXCLUDED DIRECTORS" are directors whose (i) election by the Board or approval by the Board for stockholder election occurred within one year after any "person" or "group of persons," as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, commencing a tender offer for, or becoming the beneficial owner of, voting securities representing 25 percent or more of the combined voting power of all outstanding voting securities of the Company, other than pursuant to a tender offer approved by the Board prior to its commencement or pursuant to stock acquisitions approved by the Board prior to their representing 25 percent or more of such combined voting power or
      (ii) initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or "person" other than the Board.

            (f) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (g) "COMMITTEE" shall mean a committee of the Company's directors designated by the Board to administer the Plan and composed of not less than two directors, each of whom is a "non-employee director," an "independent director" and an "outside director," within the meaning of and to the extent required respectively by Rule 16b-3, the applicable rules of the NYSE and Section 162(m) of the Code, and any regulations issued thereunder.

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            (h) "DIVIDEND EQUIVALENT" shall mean any right granted under Section
      6(g) of the Plan.

            (i) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

            (j) "EXECUTIVE GROUP" shall mean every person who the Committee believes may be both (i) a "covered employee" as defined in Section 162(m) of the Code as of the end of the taxable year in which the Company expects to take a deduction of the Award, and (ii) the recipient of compensation of more than $1,000,000 (as such amount appearing in Section 162(m) of the Code may be adjusted by any subsequent legislation) for that taxable year.

            (k) "INCENTIVE STOCK OPTION" shall mean an Option granted under
    Section 6(a) of the Plan that is intended to meet the requirements of
    Section 422 of the Code, or any successor provision thereto.

            (l) "NON-QUALIFIED STOCK OPTION" shall mean an Option granted under
      Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

            (m) "NYSE" shall mean the New York Stock Exchange.

            (n) "OPTION" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

            (o) "PARTICIPANT" shall mean an employee of or consultant to the Company or any Affiliate or a director of the Company designated to be granted an Award under the Plan or, for the purpose of granting Substitute Awards, a holder of options or other equity based awards relating to the shares of a company acquired by the Company or with which the Company combines.

            (p) "PERFORMANCE AWARD" shall mean any right granted under Section 6(e) of the Plan.

            (q) "PRIOR PLAN" shall mean the Company's 1991 Long Term Stock Incentive Plan.

            (r) "RESTRICTED PERIOD" shall mean the period of time during which Awards of Restricted Stock or Restricted Stock Units are subject to restrictions.

            (s) "RESTRICTED STOCK" shall mean any Share granted under Section 6(d) of the Plan.

            (t) "RESTRICTED STOCK UNIT" shall mean any right granted under
      Section 6(d) of the Plan that is denominated in Shares.

            (u) "RULE 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

            (v) "SECTION 16" shall mean Section 16 of the Exchange Act, the rules and regulations promulgated by the Securities and Exchange Commission thereunder, or any successor provision, rule or regulation.

            (w) "SHARES" shall mean the Company's common stock, par value $1.00 per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(c) of the Plan.

            (x) "STOCK APPRECIATION RIGHT" shall mean any right granted under
      Section 6(c) of the Plan.

            (y) "SUBSTITUTE AWARDS" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by a Company or with which the Company combines.

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SECTION 3. ADMINISTRATION.

      The Committee shall administer the Plan, and subject to the terms of the Plan and applicable law, the Committee's authority shall include without limitation the power to:

            (i) designate Participants;

            (ii) determine the types of Awards to be granted;

            (iii) determine the number of Shares to be covered by Awards and any payments, rights or other matters to be calculated in connection therewith;

            (iv) determine the terms and conditions of Awards and amend the terms and conditions of outstanding Awards;

            (v) determine how, whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

            (vi) determine how, whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;

            (vii) determine the methods or procedures for establishing the fair market value of any property (including, without limitation, any Shares or other securities) transferred, exchanged, given or received with respect to the Plan or any Award;

            (viii) prescribe and amend the forms of Award Agreements and other instruments required under or advisable with respect to the Plan;

            (ix) designate Options granted to key employees of the Company or its subsidiaries as Incentive Stock Options;

            (x) interpret and administer the Plan, Award Agreements, Awards and any contract, document, instrument or agreement relating thereto;

            (xi) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the administration of the Plan;

            (xii) decide all questions and settle all controversies and disputes which may arise in connection with the Plan, Award Agreements and Awards;

            (xiii) delegate to a committee of at least two directors of the Company the authority to designate Participants and grant Awards, and to amend Awards granted to Participants;

            (xiv) delegate to one or more officers or managers of the Company, or a committee of such officers and managers, the authority, subject to such terms and limitations as the Committee shall determine, to cancel, modify, waive rights with respect to, alter, discontinue, suspend or terminate Awards held by employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act; provided, however, that any delegation to management shall conform with the requirements of the NYSE applicable to the Company and Delaware corporate law; and

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            (xv) make any other determination and take any other action that the
      Committee deems necessary or desirable for the interpretation, application and administration of the Plan, Award Agreements and Awards.

      All designations, determinations, interpretations and other decisions under or with respect to the Plan, Award Agreements or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons, including the Company, Affiliates, Participants, beneficiaries of Awards and stockholders of the Company.

SECTION 4. SHARES AVAILABLE FOR AWARDS.

            (a) Shares Available. Subject to adjustment as provided in Section 4(c):

            The maximum number of Shares available for issuance in respect of Awards made under the Plan shall be 25,000,000 Shares, provided, however, that if for any reason any Award under the Plan or under the Prior Plan is cancelled, forfeited or expires without the delivery of Shares, the number of Shares available for issuance in respect of Awards under the Plan shall be increased by the number of Shares that were so cancelled, forfeited or subject to expiration. The maximum number of Shares that may be issued and delivered upon vesting of Restricted Stock or Restricted Stock Units is 9,000,000. Subject to the foregoing, Shares may be made available from the authorized but unissued Shares of the Company or from Shares reacquired by the Company.

            (b) Individual Stock-Based Awards. Subject to adjustment as provided in Section 4(c), no Participant may receive Options or Stock Appreciation Rights under the Plan in any calendar year that relate to more than 4,000,000 Shares in the aggregate; provided, however, that such number may be increased with respect to any Participant by any Shares available for grant to such Participant in accordance with this Section 4(b)in any prior years that were not granted in such prior year. No provision of this
      Section 4(b) shall be construed as limiting the amount of any other stock-based or cash-based award which may be granted to any Participant.

            (c) Adjustments. Upon the occurrence of any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), change in the capital or shares of capital stock, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or extraordinary transaction or event which affects the Shares, then the Committee shall have the authority to make such adjustment, if any, in such manner as it deems appropriate, in (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) outstanding Awards including without limitation the number and type of Shares (or other securities or property) subject thereto, and (iii) the grant, purchase or exercise price with respect to outstanding Awards and, if deemed appropriate, make provision for cash payments to the holders of outstanding Awards; provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

            (d) Substitute Awards. Shares underlying Substitute Awards shall not reduce the number of shares remaining available for issuance under the Plan for any purpose.

SECTION 5. ELIGIBILITY.

      Any employee of or consultant to the Company or any Affiliate, or any director of the Company, is eligible to be designated a Participant.

SECTION 6. AWARDS.

            (a) Options. (i) The Committee is authorized to grant Options to Participants with the following

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      terms and conditions and with such other terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

                  (A) the purchase price per Share under each Option, provided, however, that such price shall be not less than 100% of the fair market value of the Shares underlying such Option on the date of grant (except in the case of Substitute Awards);

                  (B) the term of each Option (not to exceed ten years);

                  (C) the time or times at which an Option may be exercised, in whole or in part, the method or methods by which and the form or forms (including, without limitation, cash, Shares, other Awards or other property, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made; and

                  (D) The terms of any Incentive Stock Option granted under the
            Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. The maximum number of Shares that may be awarded as Incentive Stock Options is 16,000,000.

            (ii) Other Terms. Notwithstanding the following terms, the Committee may impose other terms that may be more or less favorable to the Company as it deems fit. Unless the Committee shall impose such other terms, the following conditions shall apply:

                  (A) Exercise. A Participant electing to exercise an Option shall give written notice to the Company, as may be specified by the Committee, of exercise of the Option and the number of Shares elected for exercise, such notice to be accompanied by such instruments or documents as may be required by the Committee, and shall tender the purchase price of the Shares elected for exercise.

                  (B) Payment. At the time of exercise of an Option payment in full in cash or in Shares or any combination thereof, at the option of the Participant, shall be made for all Shares then being purchased.

                  (C) Issuance. The Company shall not be obligated to issue any
            Shares unless and until:

                        (1) if the class of Shares at the time is listed upon
                  any stock exchange, the Shares to be issued have been listed, or authorized to be added to the list upon official notice of issuance, upon such exchange, and

                        (2) in the opinion of the Company's counsel there has
                  been compliance with applicable law in connection with the issuance and delivery of Shares and such issuance shall have been approved by the Company's counsel.

      Without limiting the generality of the foregoing, the Company may require from the Participant such investment representation or such agreement, if any, as the Company's counsel may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Participant agree that any sale of the Shares will be made only in such manner as shall be in accordance with law and that the Participant will notify the Company of any intent to make any disposition of the Shares whether by sale, gift or otherwise. The Participant shall take any action reasonably requested by the Company in such connection. A Participant shall have the rights of a stockholder only as and when Shares have been actually issued to the Participant pursuant to the Plan.

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                  (D) Minimum Vesting. Options may not become fully exercisable prior to the third anniversary of the date of grant, except as provided in Section 6(a)(ii)(E) and Section 7(f) below.

                  (E) Termination of Employment; Death. If the employment of a
            Participant terminates for any reason or if a Participant dies (whether before or after the normal retirement date), Options shall be or become exercisable only as provided in (1) through (5) below:

                        (1) If such termination is voluntary on the part of the
                  Participant, such Option may be exercised only if and to the extent such Option was exercisable at the date of termination and only within thirty days after the date of termination. Except as so exercised such Option shall expire at the end of such period.

                        (2) If such termination is involuntary on the part of
                  the Participant, such Option may be exercised only if and to the extent such Option was exercisable at the date of termination and only within three months after the date of termination. Except as so exercised such Option shall expire at the end of such period.

                        (3) If an employee retires on or after the normal
                  retirement date, such Option shall continue to be and become exercisable in accordance with its terms and the provisions of this Plan.

                        (4) If a Participant's employment is terminated by
                  reason of permanent and total disability, all unexercisable installments of such Option shall thereupon become exercisable and shall remain exercisable for the remainder of the Option term.

                        (5) If a Participant dies, all unexercisable
                  installments of such Option shall thereupon become exercisable and, at any time or times within one year after such death, the Option may be exercised, as to all or any unexercised portion of the Option. The Company may decline to deliver Shares to a designated beneficiary until it receives indemnity against claims of third parties satisfactory to the Company. Except as so exercised such Option shall expire at the end of such period.

            (b) Restoration Options. The Committee may grant a Participant a restoration Option under this Plan with respect to an option granted by the Company under the Prior Plan, or with respect to a restoration option resulting from such an option, when the Participant pays the exercise price by delivering Shares or by attesting to the ownership of such Shares. The restoration option is equal to the number of Shares delivered or attested to by the Participant, and the exercise price shall not be less than 100 percent of the fair market value of the Shares on the date the restoration option is granted. A restoration option otherwise will have the same terms as the original option. Unless the Committee shall otherwise determine, (i) no restoration option shall be granted unless the recipient is an active employee at the time of grant and (ii) the number of Shares which are subject to a restoration Option shall not exceed the number of whole Shares exchanged in payment for the exercise of the underlying Option. No restoration Options shall otherwise be granted under this Plan.

            (c) Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the fair market value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the fair market value on the date of grant. Subject to the terms of the Plan, the Committee shall determine the grant price, term, methods of exercise and settlement and any other terms and conditions of any Stock Appreciation Right and may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.


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            (d) Restricted Stock and Restricted Stock Units.

                  (i) Issuance. The Committee is authorized to grant to
            Participants Awards of Restricted Stock, which shall consist of Shares, and Restricted Stock Units which shall give the Participant the right to receive cash, other securities, other Awards or other property, in each case subject to the termination of the Restricted Period determined by the Committee. Notwithstanding the following terms, the Committee may impose other terms that may be more or less favorable to the Company as it deems fit. In the absence of any such differing provisions, Awards of Restricted Stock and Restricted Stock Units shall have the provisions described below.

                  (ii) Restrictions. The Restricted Period may differ among
            Participants and may have different expiration dates with respect to portions of Shares covered by the same Award. Subject to the terms of the Plan, Awards of Restricted Stock and Restricted Stock Units shall have such restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise (including the achievement of performance measures as set forth in Section 6(e) hereof), as the Committee may deem appropriate. Any Shares or other securities distributed with respect to Restricted Stock or which a Participant is otherwise entitled to receive by reason of such Shares shall be subject to the restrictions contained in the applicable Award Agreement. Restricted Stock Awards and Restricted Stock Units may not fully vest prior to the third anniversary of the date of grant, except as provided in Sections 6(d)(iv)(B) and 7(f) below. Subject to the aforementioned restrictions and the provisions of the Plan, a Participant shall have all of the rights of a stockholder with respect to Restricted Stock.

                  (iii) Registration. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of stock certificates.

                  (iv) Termination; Death. If a Participant's employment
            terminates for any reason, all Shares of Restricted Stock or Restricted Stock Units theretofore awarded to the Participant which are still subject to restrictions shall upon such termination be forfeited and transferred back to the Company, except as provided in clauses (A) and (B) below.

                        (A) If an employee ceases to be employed by reason of
                  retirement on or after normal retirement date, the restrictions contained in the Award of Restricted Stock or the Restricted Stock Unit shall continue to lapse in the same manner as though employment had not terminated, subject to clause (B) below and Sections 6(d)(v) and 7(f).

                        (B) If a Participant ceases to be employed by reason of
                  permanent and total disability or if a Participant dies, whether before or after the normal retirement date, the restrictions contained in such Participant's Award of Restricted Stock or Restricted Stock Unit shall lapse.

                        (C) At the expiration of the Restricted Period, the
                  Company shall deliver Shares in the case of an Award of Restricted Stock or Shares, cash, securities or other property, in the case of a Restricted Stock Unit, as follows:

                              (1) if an assignment to a trust has been made in
                        accordance with Section 7(d)(ii)(B), to such trust; or

                              (2) if the Restricted Period has expired by reason
                        of death and a beneficiary has been designated in form approved by the Company, to the beneficiary so designated; or

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                              (3) in all other cases, to the Participant or the
                        legal representative of the Participant's estate.

                  (v) Acceleration. New Awards granted to a Participant in or after the calendar year in which such Participant attains age 65 will vest in five equal annual installments or such earlier vesting as may be specified in the Award Agreement. With respect to an Award granted to a Participant prior to the calendar year in which the Participant attains age 65, if in the calendar year in which the Participant attains age 65 the Restricted Period then remaining thereunder is longer than five years, the Restricted Period shall be shortened so that commencing in the calendar year that a Participant attains age 66, the restrictions contained in the Award shall lapse in equal annual installments such that the Participant shall be fully vested not later than the end of the calendar year in which the Participant attains age 70.

            (e) Performance Awards.

                  (i) The Committee is hereby authorized to grant Performance
            Awards to Participants.

                  (ii) Subject to the terms of the Plan, a Performance Award granted under the Plan (A) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock or Restricted Stock Units), other securities or other Awards, and (B) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. Unless the Committee determines otherwise, the performance period relating to any Performance Award shall be at least one calendar year commencing January 1 and ending December 31 (except in circumstances in connection with a Change in Control, in which event the performance period may be shorter than one year).

                  (iii) Every Performance Award to a member of the Executive
            Group shall, if the Committee intends that such Award should constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Code, include a pre-established formula, such that payment, retention or vesting of the Award is subject to the achievement during a performance period or periods, as determined by the Committee, of a level or levels, as determined by the Committee, of one or more performance measures with respect to the Company or any of its Affiliates, including without limitation the following: (A) net income, (B) return on assets, (C) revenues,
            (D) total shareholder return, (E) earnings per share; (F) return on invested capital, or (G) cash flow; each as determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by the Company. The following shall be excluded in determining whether any performance criterion has been attained: losses resulting from discontinued operations, extraordinary losses (in accordance with generally accepted accounting principles, as currently in effect), the cumulative effect of changes in accounting principles and other unusual, non-recurring items of loss that are separately identified and quantified in the Company's audited financial statements. Performance measures may vary from Performance Award to Performance Award and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative. For any Performance Award, the maximum amount that may be delivered or earned in settlement of all such Awards granted in any year shall be (x) if and to the extent that such Awards are denominated in Shares, 2,000,000 Shares (subject to adjustment as provided in Section 4(c)) and (y) if and to the extent that such Awards are denominated in cash, $10,000,000. Notwithstanding any provision of the Plan to the contrary, the Committee shall not be authorized to increase the

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            amount payable under any Award to which this Section 6(e)(iii)
            applies upon attainment of such pre-established formula.

            (f) Dividend Equivalents. The Committee is authorized to grant to Participants Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Committee shall determine.

            (g) Termination of Employment. Except as otherwise provided in the Plan or determined by the Committee,

                  (i) Awards granted to, or otherwise held by, employees will terminate, expire and be forfeited upon termination of employment, which shall include a change in status from employee to consultant and termination by reason of the fact that an entity is no longer an Affiliate, and

                  (ii) a Participant's employment shall not be considered to be terminated (A) in the case of approved sick leave or other approved leave of absence (not to exceed one year or such other period as the Committee may determine), or (B) in the case of a transfer among the Company and its Affiliates.

            (h) Termination of Awards. Notwithstanding any of the provisions of this Plan or instruments evidencing Awards granted hereunder, other than the provisions of Section 7(f), the Committee may terminate any Award (including the unexercised portion of any Option and any Award of Restricted Stock or Restricted Stock Units which remains subject to restrictions) concurrently with or at any time following termination of employment regardless of the reason for such termination of employment if the Committee shall determine that the Participant has engaged in any activity detrimental to the interests of the Company or an Affiliate.

SECTION 7. GENERAL.

            (a) No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

            (b) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under another plan of the Company or an Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

            (c) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

            (d) Limits on Transfer of Awards. Awards can not be transferred, except the Committee is hereby authorized to permit the transfer of Awards with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

                  (i) No Award or right under any Award may be sold, encumbered, pledged, alienated, attached, assigned or transferred in any manner and any attempt to do any of the foregoing shall be void and unenforceable against the Company.

                  (ii) Notwithstanding the provisions of Section 7(d)(i) above:

                        (A) An Option may be transferred:

                              (1) to a beneficiary designated by the Participant
                        in writing on a form approved by the Committee;

                              (2) by will or the applicable laws of descent and
                        distribution to the personal representative, executor or administrator of the Participant's estate; or

                              (3) to a revocable grantor trust established by
                        the Participant for the sole benefit of the Participant during the Participant's life, and under the terms of which the Participant is and remains the sole trustee until death or physical or mental incapacity. Such assignment shall be effected by a written instrument in form and content satisfactory to the Committee, and the Participant shall deliver to the Committee a true copy of the agreement or other document evidencing such trust. If in the judgment of the Committee the trust to which a Participant may attempt to assign rights under such an Award does not meet the criteria of a trust to which an assignment is permitted by the terms hereof, or if after assignment, because of amendment, by force of law or any other reason such trust no longer meets such criteria, such attempted assignment shall be void and may be disregarded by the Committee and the Company and all rights to any such Options shall revert to and remain solely with the Participant. Notwithstanding a qualified assignment, for the purpose of determining compensation arising by reason of the Option, the Participant, and not the trust to which rights under such an Option may be assigned, shall continue to be considered an employee or consultant, as the case may be, of the Company or an Affiliate, but such trust and the Participant shall be bound by all of the terms and conditions of the Award Agreement and this Plan. Shares issued in the name of and delivered to such trust shall be conclusively considered issuance and delivery to the Participant.

                        (B) A Participant may assign or transfer rights under an
                  Award of Restricted Stock or Restricted Stock Units:

                              (1) to a beneficiary designated by the Participant
                        in writing on a form approved by the Committee;

                              (2) by will or the applicable laws of descent and
                        distribution to the personal representative, executor or administrator of the Participant's estate; or

                              (3) to a revocable grantor trust established by
                        the Participant for the sole benefit of the Participant during the Participant's life, and under the terms of which the Participant is and remains the sole trustee until death or physical or mental incapacity. Such assignment shall be effected by a written instrument in form and content satisfactory to the Committee, and the Participant shall deliver to the Committee a true copy of the agreement or other document evidencing such trust. If in the judgment of the Committee the trust to which a Participant may attempt to assign rights under such an Award does not meet the criteria of a trust to which an assignment is permitted by the terms hereof, or if after assignment, because of amendment, by force of law or any other reason such trust no longer meets such criteria, such attempted assignment shall be void and may be disregarded by the Committee and the Company and all rights to any such Awards shall revert to and remain solely with the Participant. Notwithstanding a qualified assignment, for the purpose of determining compensation arising by reason of the Award, the Participant, and not the trust to which rights under such an Award may be assigned, shall continue to be considered an employee or consultant, as the case may be, of the Company or an Affiliate, but such trust and the Participant shall be bound by all of the terms and conditions of the Award Agreement and this Plan. Shares issued in the name of and delivered to such trust shall be conclusively considered issuance and delivery to the Participant.

                        (C) The Committee shall not permit directors or officers
                  of the Company for purposes of Section 16 to transfer or assign Awards except as permitted under Rule 16b-3.

                  (iii) The Committee, the Company and its officers, agents and employees may rely upon any beneficiary designation, assignment or other instrument of transfer, copies of trust agreements and any other documents delivered to them by or on behalf of the Participant which they believe genuine and any action taken by them in reliance thereon shall be conclusive and binding upon the Participant, the personal representatives of the Participant's estate and all persons asserting a claim based on an Award. The delivery by a Participant of a beneficiary designation, or an assignment of rights under an Award as permitted hereunder, shall constitute the Participant's irrevocable undertaking to hold the Committee, the Company and its officers, agents and employees harmless against claims, including any cost or expense incurred in defending against claims, of any person (including the Participant) which may be asserted or alleged to be based on an Award subject to a beneficiary designation or an assignment. In addition, the Company may decline to deliver Shares to a beneficiary until it receives indemnity against claims of third parties satisfactory to the Company.

            (e) Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            (f) Change in Control.

                  (i) Notwithstanding any of the provisions of this Plan or
            instruments evidencing Awards granted hereunder, upon a Change in Control of the Company the vesting of all rights of Participants under outstanding Awards shall be accelerated and all restrictions thereon shall terminate in order that Participants may fully realize the benefits thereunder. Such acceleration shall include, without limitation, the immediate exercisability in full of all Options and the termination of restrictions on Restricted Stock and Restricted Stock Units. Further, in addition to the Committee's authority set forth in Section 4(c), the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any Award, either at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (A) provide for the purchase of any such Award, upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable; (B) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; and (C) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control.

                  (ii) (A) In the event that subsequent to a Change in Control it is determined that any payment or distribution by the Company to or for the benefit of a Participant, whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise, other than any payment pursuant to this Section 7(f)(ii)(A) (a "PAYMENT"), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "EXCISE TAX"), then such Participant shall be entitled to receive from the Company, within 15 days following the determination described in (2) below, an additional payment ("EXCISE TAX ADJUSTMENT PAYMENT") in an amount such that after payment by such Participant of all applicable Federal, state and local taxes (computed at the maximum marginal rates and including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Excise Tax Adjustment Payment, such Participant retains an amount of the Excise Tax Adjustment Payment equal to the Excise Tax imposed upon the Payments.

                  (B) All determinations required to be made under this Section
            7(f)(ii), including whether an Excise Tax Adjustment Payment is required and the amount of such Excise Tax Adjustment Payment, shall be made by PricewaterhouseCoopers LLP, or such other national accounting firm as the Company, or, subsequent to a Change in Control, the Company and the Participant jointly, may designate, for purposes of the Excise Tax, which shall provide detailed supporting calculations to the Company and the affected Participant within 15 business days of the date of the applicable Payment. Except as hereinafter provided, any determination by PricewaterhouseCoopers LLP, or such other national accounting firm, shall be binding upon the Company and the Participant. As a result of the uncertainty in the application of Section 4999 of the Code that may exist at the time of the initial determination hereunder, it is possible that (x) certain Excise Tax Adjustment Payments will not have been made by the Company which should have been made (an "UNDERPAYMENT"), or (y) certain Excise Tax Adjustment Payments will have been made which should not have been made (an "OVERPAYMENT"), consistent with the calculations required to be made hereunder. In the event of an Underpayment, such Underpayment shall be promptly paid by the Company to or for the benefit of the affected Participant. In the event that the Participant discovers that an Overpayment shall have occurred, the amount thereof shall be promptly restored to the Company.

            (g) Cash Settlement. Notwithstanding any provision of this Plan or of any Award Agreement to the contrary, any Award outstanding hereunder may at any time be cancelled in the Committee's sole discretion upon payment of the value of such Award to the holder thereof in cash or in another Award hereunder, such value to be determined by the Committee in its sole discretion.

            (h) Option Repricing. Except as provided in Section 4(c) and in connection with the granting of a Substitute Award, no outstanding Option may be cancelled and replaced with an Option having a lower exercise price.

SECTION 8. AMENDMENT AND TERMINATION.

      Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

            (a) Amendments to the Plan. The Board may amend the Plan and the Board or the Committee may amend any outstanding Award; provided, however, that (i) no Plan amendment shall be effective until approved by stockholders of the Company if any stockholder approval thereof is required in order for the Plan to continue to satisfy the conditions of the applicable rules and regulations that the Committee has determined to be necessary to comply with, and (ii) without the consent of affected Participants no amendment of the Plan or of any Award may impair the rights of Participants under outstanding Awards, and (iii) no Option may be amended to reduce its initial exercise price other than in connection with an event described in Section 4(c) hereof or the granting of a Substitute Award.

            (b) Waivers. The Committee may waive any conditions to the Company's obligations or rights of the Company under any Award theretofore granted, prospectively or retroactively, without the consent of any Participant.

            (c) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan; provided, however, no such adjustment shall be made to an Award granted under Section 6(e)(iii) if the Committee intends such Award to constitute "qualified performance-based compensation" unless such adjustment is permitted under
      Section 162(m) of the Code.

SECTION 9. CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to effectuate the Plan.

SECTION 10. General Provisions.

            (a) No Rights to Awards. No Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards of the same type and the determination of the Committee to grant a waiver or modification of any Award and the terms and conditions thereof need not be the same with respect to each Participant.

            (b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards or other property) of withholding taxes due in respect of an Award, its exercise or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

            (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, including the grant of options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.

            (d) No Right to Employment or Service. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or service, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or in any other agreement binding the parties.

            (e) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Michigan and applicable Federal law.

            (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

            (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

            (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

            (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 11. TERM.

      The Plan shall be effective as of the date of its approval by the Company's stockholders and no Awards shall be made under the Plan after May 10, 2015.